CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : July 2001

Beginning of the Month Principal Receivables :                                              19,375,345,194.91
                                                                                     -------------------------
Beginning of the Month Finance Charge Receivables :                                            783,980,718.51
                                                                                     -------------------------
Beginning of the Month Discounted Receivables :                                                          0.00
                                                                                     -------------------------
Beginning of the Month Total Receivables :                                                  20,159,325,913.42
                                                                                     -------------------------

Removed Principal Receivables :                                                                          0.00
                                                                                     -------------------------
Removed Finance Charge Receivables :                                                                     0.00
                                                                                     -------------------------
Removed Total Receivables :                                                                              0.00
                                                                                     -------------------------

Additional Principal Receivables :                                                                       0.00
                                                                                     -------------------------
Additional Finance Charge Receivables :                                                                  0.00
                                                                                     -------------------------
Additional Total Receivables :                                                                           0.00
                                                                                     -------------------------

Discounted Receivables Generated this Period                                                             0.00
                                                                                     -------------------------

End of the Month Principal Receivables :                                                    19,228,491,527.82
                                                                                     -------------------------
End of the Month Finance Charge Receivables :                                                  796,728,340.95
                                                                                     -------------------------
End of the Month Discounted Receivables :                                                                0.00
                                                                                     -------------------------
End of the Month Total Receivables :                                                        20,025,219,868.77
                                                                                     -------------------------

Excess Funding Account Balance                                                                           0.00
                                                                                     -------------------------
Adjusted Invested Amount of all Master Trust Series                                         17,357,976,677.68
                                                                                     -------------------------

End of the Month Seller Percentage                                                                      9.73%
                                                                                     -------------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : July 2001                                          ACCOUNTS                      RECEIVABLES
                                                                    --------                      -----------
End of the Month Delinquencies :
      30 - 59 Days Delinquent                                     439,385.00                   351,968,773.87
                                                           ------------------        -------------------------
      60 - 89 Days Delinquent                                     311,108.00                   255,065,887.40
                                                           ------------------        -------------------------
      90 + Days Delinquent                                        554,873.00                   500,673,935.39
                                                           ------------------        -------------------------

      Total 30 + Days Delinquent                                1,305,366.00                 1,107,708,596.66
                                                           ------------------        -------------------------

      Delinquencies 30 + Days as a Percent of End of the
      Month Total Receivables                                                                           5.53%
                                                                                     -------------------------

Defaulted Accounts During the Month                               154,382.00                    86,126,185.76
                                                           ------------------        -------------------------

Annualized Default Rate as a Percent of Beginning of the
Month Principal Receivables                                                                             5.33%
                                                                                     -------------------------


*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : July 2001                                       COLLECTIONS                      PERCENTAGES
                                                                 -----------                      -----------

Total Collections and Gross Payment Rate                    3,156,910,567.17                           15.66%
                                                           ------------------        -------------------------

Collections of Principal Receivables and Principal
Payment Rate                                                2,764,035,172.23                           14.27%
                                                           ------------------        -------------------------

      Prior Month Billed Finance Charge and Fees              312,934,013.97
                                                           ------------------
      Amortized AMF Income                                     39,166,291.00
                                                           ------------------
      Interchange Collected                                    34,741,583.85
                                                           ------------------
      Recoveries of Charged Off Accounts                       22,856,447.14
                                                           ------------------
      Collections of Discounted Receivables                             0.00
                                                           ------------------

Collections of Finance Charge Receivables and
Annualized Yield                                              409,698,335.96                           25.37%
                                                           ------------------        -------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : July 2001

Beginning Unamortized AMF Balance                                                              213,673,757.67
                                                                                     -------------------------
+     AMF Slug for Added Accounts                                       0.00
                                                           ------------------
+     AMF Collections                                          22,343,349.98
                                                           ------------------
-     Amortized AMF Income                                     39,166,291.00
                                                           ------------------
Ending Unamortized AMF Balance                                                                 196,850,816.65
                                                                                     -------------------------




                                                  /s/ Tom Feil
                                                  ------------------------------
                                                  Tom Feil
                                                  Director of Securitization







                                                                    Page 8 of 52